UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2015

KENTUCKY FIRST FEDERAL BANCORP

(Exact Name of Registrant as Specified in Its Charter)

United States	0-51176	61-1484858
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

479 MAIN STREET, HAZARD, KENTUCKY	41702
(Address of principal executive offices)	(Zip Code)

(502) 223-1638

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.           Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On August 25, 2015, Mr. Herman D. Regan, Jr. retired from the Board of Directors of Kentucky First Federal Bancorp (the “Company”).

(d)           On August 25, 2015, the Board of Directors appointed Mr. C. Michael Davenport to serve on the Board of Directors to fill the vacancy created by the retirement of Mr. Regan. Mr. Davenport has appointed to serve as a member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. [If there are any transactions between the Company and Mr. Davenport exceeding $120,000 in the last fiscal year or currently planned, that would have to be disclosed.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: August 27, 2015	By:	/s/ Don D. Jennings
Don D. Jennings
President and Chief Operating Officer